Organization and Description of Business	12 Months Ended
Dec. 31, 2016
Organization and Description of Business
Organization and Description of Business

1. Organization and Description of Business

Organization

Jones Energy, Inc. (the “Company”) was formed in March 2013 as a Delaware corporation to become a publicly-traded entity and the holding company of Jones Energy Holdings, LLC (“JEH”). As the sole managing member of JEH, the Company is responsible for all operational, management and administrative decisions relating to JEH’s business and consolidates the financial results of JEH and its subsidiaries.

JEH was formed as a Delaware limited liability company on December 16, 2009 through investments made by the Jones family and through private equity funds managed by Metalmark Capital and Wells Fargo Energy Capital (collectively, the “Class B shareholders”). JEH acts as a holding company of operating subsidiaries that own and operate assets that are used in the exploration, development, production and acquisition of oil and natural gas properties.

The Company’s certificate of incorporation authorizes two classes of common stock, Class A common stock and Class B common stock. The Class B common stock is held by the owners of JEH prior to the Company’s initial public offering (“IPO”) and can be exchanged (together with a corresponding number of common units representing membership interests in JEH (“JEH Units”)) for shares of Class A common stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications and other similar transactions. The Class B common stock has no economic rights but entitles its holders to one vote on all matters to be voted on by the Company’s stockholders generally. As of December 31, 2016, the Company held 57,025,474 JEH Units and all of the preferred units representing membership interests in JEH, and the remaining 29,832,098 JEH Units are held by the Class B shareholders. The Class B shareholders have no voting rights with respect to their economic interest in JEH, resulting in the Company reporting this ownership interest as a non-controlling interest.

The Company’s certificate of incorporation also authorizes the Board of Directors of the Company to establish one or more series of preferred stock. Unless required by law or by any stock exchange on which our common stock is listed, the authorized shares of preferred stock will be available for issuance without further action. Rights and privileges associated with shares of preferred stock are subject to authorization by the Board of Directors of the Company and may differ from those of any and all other series at any time outstanding.

On August 25, 2016, the Company issued 1.84 million shares of its 8.0% Series A Perpetual Convertible preferred stock, par value $0.001 per share (the “Series A preferred stock”), pursuant to a registered public offering at $50 per share, for gross proceeds of approximately $92 million, before underwriting discounts and commissions of $3.68 million. See Note 12, “Stockholders’ and Mezzanine equity”.

Description of Business

The Company is engaged in the exploration, development, production and acquisition of oil and natural gas properties in the mid-continent United States, spanning areas of Texas and Oklahoma. The Company’s assets are located within the Anadarko and Arkoma basins, and are owned by JEH and its operating subsidiaries. The Company is headquartered in Austin, Texas.